AMENDMENT NO. 2 TO SCHEDULE A

TO THE RULE 12b-1 DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

CORGI ETF TRUST I

Effective as of September 14, 2026, Schedule A to the Rule 12b-1 Distribution and Shareholder Service Plan (the “Plan”) of Corgi ETF Trust I, adopted by the Board of Trustees on August 22, 2025 and previously amended and restated effective April 28, 2026, is hereby further amended to add the Funds listed below at the fee rates stated for each Fund. Except as expressly amended hereby, Schedule A and the Plan remain in full force and effect. Certain Funds were renamed following Board approval; the names shown below are the current names of the corresponding Board-approved Funds.

SCHEDULE A — ADDITIONAL FUNDS AND FEE RATES

Corgi MANGOS ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Advanced Packaging ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Power Semiconductor ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi 800VDC Power ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Semiconductor Substrates & Materials ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AI Infrastructure Bottlenecks ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Compound Semiconductor Substrates ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AI Photonics ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi HBM ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AI Power & Grid Infrastructure ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AI Data Center Cooling ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AI Connectors & Interconnect ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Neocloud ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Data Center Construction ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Rare Earths & Critical Minerals ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AI Infrastructure Outliers ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg 500 ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg 500 Growth ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg 500 Value ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg 3000 ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Mid Cap ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg 500 Equal Weight ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. 100 ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg 2000 ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg 2000 Growth ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg 2000 Value ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Multifactor ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Low Volatility ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Quality ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Momentum ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg 500 Dividend ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg 1000 Dividend Growth ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Mid Cap Dividend ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Money Market ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Robotics Enablers ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Sensing & Perception ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Grid & Electrification ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Semiconductor Foundry & Capex Cycle ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Co-Packaged Optics ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Ex-US AI Enablers ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Munificent 7 ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Edge AI Chip ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Water Technology ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Semiconductor Process Materials ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Autonomous Vehicle ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Specialty Semiconductor Equipment ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AI Training Data ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Ratings & Exchanges ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Transport Tollbooth ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Large Language Model ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AI Memory Buildout ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Custom AI Silicon ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AI Networking & Signal Integrity ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi AI Data Storage ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Semiconductor Design & IP ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Asia AI Supply Chain ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Memory ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Capacitor ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Circuit Board ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Korean Robotics ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE 7-10 Year U.S. Treasury Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE 10-20 Year U.S. Treasury Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE 20+ Year U.S. Treasury Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE U.S. Treasury Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE U.S. TIPS Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE U.S. Aggregate Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE U.S. IG Corporate Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE 5–10 Year IG Corporate Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE 10+ Year IG Corporate Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE Aaa–A Intermediate Corporate Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE BBB Rated Corporate Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE High Yield Corporate Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE Fallen Angels Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE U.S. MBS Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE Intermediate Government/Credit Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE National Municipal Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE Short-Term National Municipal Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE California Municipal Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE New York Municipal Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE EM USD Sovereign Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE EM Local Currency Sovereign Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE EM USD Corporate Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE International Developed Corporate Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi FTSE International DM Sovereign Bond ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi MANGOS 2x Daily ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Biotech ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Infrastructure Development ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Homebuilders ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Semiconductor ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Industrials ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Energy ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Communication Services ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Consumer Discretionary ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Consumer Staples ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Financials ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Health Care ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. Real Estate ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg U.S. REIT ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg Free Cash Flow ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg Micro-Cap ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

Corgi Bloomberg Gold Miners ETF

Maximum Annual Rate: 0.25% of average daily net assets

Current Rate: 0.00% (no payments expected during the first 12 months)

IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of September 14, 2026.

Corgi ETF Trust I

By: /s/ Emily Z. Yuan

Name: Emily Z. Yuan

Title: President; Principal Executive Officer